Exhibit 99.906CERT. Certifications Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. ss. 1350, and accompanies the report on Form N-CSR for the period ended March 31, 2006 of Cadre Institutional Investors Trust (the "Registrant").

I, Martin P. Margolis, the President of the Registrant, certify that, to the best of my knowledge,:

1. This Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in this Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

  5/30/06
---------------------------------------
Date


  /s/ Martin P. Margolis
---------------------------------------
Martin P. Margolis
President

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. ss. 1350, and accompanies the report on Form N-CSR for the period ended March 31, 2006 of Cadre Institutional Investors Trust (the "Registrant").

I, Debra J. Goodnight, the Treasurer of the Registrant, certify that, to the best of my knowledge,:

1. This Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in this Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


  5/30/06
---------------------------------------
Date


  /s/ Debra J. Goodnight
---------------------------------------
Debra J. Goodnight
Treasurer

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.